================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              THE TIMKEN COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               TABLE OF CONTENTS

                                                                            PAGE


Chairman's Letter...........................................................  1

Notice of Annual Meeting....................................................  3

Proxy Statement.............................................................  4

     Election of Directors..................................................  4

          Election of Class II Directors (Item No. 1).......................  4

          Election of Class I Director (Item No. 2).........................  5

          Information Concerning Nominees and Continuing Directors..........  5

          Beneficial Stock Ownership........................................  8

          Executive Compensation............................................ 10

     Approval of the Timken Company Senior Executive Management
     Performance Plan (Item No. 3).......................................... 22

     Auditors............................................................... 24

     Submission of Shareholder Proposals.................................... 24

     General................................................................ 24

Appendix A.................................................................. 25

                                                                          TIMKEN
--------------------------------------------------------------------------------
W.R. Timken, Jr.                          WORLDWIDE LEADER IN BEARINGS AND STEEL
Chairman, President and CEO




February 24, 1999






Dear Shareholder:

The 1999 Annual Meeting of The Timken Company will be held on Tuesday, April 20, 1999, at ten o'clock in the morning at the Corporate Office of the Company in Canton, Ohio.

This year, you are being asked to act upon three matters recommended by your Board of Directors. Details of these matters are contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend.

I appreciate the strong support of our shareholders over the years and look forward to a similar vote of support at the 1999 Annual Meeting.

Sincerely,

/s/ W. R. Timken, Jr.

W. R. Timken, Jr.


Enclosure





THE TIMKEN COMPANY         1835 DUEBER AVENUE, S.W.
                           CANTON, OHIO 44706-0927 USA TELEPHONE: (330) 438-3000

                               THE TIMKEN COMPANY
                                  CANTON, OHIO
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                   ------------------------------------------

The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

     1. To elect four Directors to serve in Class II for a term of three years.

     2. To elect one Director to serve in Class I for a term of two years.

     3. To approve The Timken Company Senior Executive Management Performance Plan.

     4. To transact such other business as may properly come before the meeting.

Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self addressed envelope is enclosed requiring no postage if mailed in the United States.

                                      LARRY R. BROWN
                                      Senior Vice President and General Counsel


February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

                              --------------------

                                 PROXY STATEMENT



   The enclosed proxy is solicited by the Board of Directors in connection with the Annual Meeting of Shareholders to be held April 20, 1999, for the purpose of considering and acting upon the matters specified in the foregoing Notice. The mailing address of the corporate offices of the Company is 1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798. The approximate date on which this Proxy Statement and form of proxy will be first sent or given to shareholders is February 26, 1999.

   Financial and other reports will be submitted to the meeting, but it is not intended that any action will be taken on these reports. The Board of Directors is not aware that matters other than those specified in the foregoing Notice will be brought before the meeting for action. However, if any such matters should be brought before the meeting, the persons appointed as proxies may vote or act upon such matters according to their judgment.


                              ELECTION OF DIRECTORS

   The Company presently has eleven Directors who, pursuant to the Amended Regulations of the Company, are divided into three classes with four Directors in Class II and Class III, and three Directors in Class I. At the Board of Directors' meeting held on February 5, 1999, the Board passed a resolution increasing the number of Directors from eleven to twelve effective as of the 1999 Annual Meeting. The increase of one Director was apportioned to Class I. At the 1999 Annual Meeting, one Director will be elected to fill the vacancy created in Class I for a two-year term to expire at the 2001 Annual Meeting, and four Directors will be elected to serve in Class II for a three-year term to expire at the 2002 Annual Meeting. Under Ohio law and the Company's Amended Regulations, candidates for Directors receiving the greatest number of votes shall be elected.

   If any nominee becomes unable, for any reason, to serve as a Director, or should a vacancy occur before the election (which events are not anticipated), the Directors then in office may substitute another person as a nominee or may reduce the number of nominees to such extent as they shall deem advisable.


                                   ITEM NO. 1
                         ELECTION OF CLASS II DIRECTORS

   The Board of Directors, by resolution at its February 5, 1999, meeting, nominated the four individuals set forth below to be elected Directors in Class II at the 1999 Annual Meeting to serve for a term of three years expiring at the Annual Meeting in 2002 (or until their respective successors are elected and qualified). All of the nominees have been previously elected as a Director by the shareholders. Each of the nominees listed below has consented to serve as a Director if elected.

   Unless otherwise indicated on any proxy, the persons named as proxies on the enclosed proxy form intend to vote the shares covered by such proxy form in favor of the nominees named below.

     The following table, based in part on information received from the respective nominees and in part from the records of the Company, sets forth information regarding each nominee as of January 22, 1999.


                                      AGE; PRINCIPAL POSITION OR OFFICE;                        DIRECTOR
                                    BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                  CONTINUOUSLY
NAME OF NOMINEE                    DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                      SINCE
---------------                    ----------------------------------------                      -----

J. Clayburn La Force, Jr.      70, Dean Emeritus and Professor Emeritus,                         1994
                               The John E. Anderson Graduate
                               School of Management, University
                               of California, Los Angeles.
                               Previous positions: Acting Dean,
                               Hong Kong University of Science
                               and Technology;
                               Dean, John E. Anderson Graduate School
                               of Management.
                               Director of: Rockwell International Corporation;
                               Jacobs Engineering Group Inc.;
                               The BlackRock Funds; Imperial Credit
                               Industries, Inc.; Motor Cargo Industries, Inc.;
                               Payden & Rygel Investment Trust; Provident
                               Investment Counsel Mutual Funds.

Robert W. Mahoney              62, Chairman of the Board and                                     1992
                               Chief Executive Officer of Diebold,
                               Incorporated, a company specializing in the
                               automation of self-service transactions,
                               security products, software and service for
                               its products.
                               Previous position: President and Chief
                               Executive Officer of Diebold, Incorporated.
                               Director of: Diebold, Incorporated; Sherwin-
                               Williams Co.

Jay A. Precourt                61, Chairman of the Board of Hermes                               1996
                               Consolidated Inc., a gatherer, transporter and
                               refiner of crude oil and crude oil products.
                               Previous positions: Vice Chairman and Chief
                               Executive Officer of Tejas Gas, LLC, an
                               intrastate gatherer, transporter and marketer of
                               natural gas; Chairman of the Board of Coral
                               Energy L.P., a marketer of electricity and
                               natural gas.
                               Director of: Halliburton Company;
                               Chairman of the Board of Founders Funds, Inc.

Joseph F. Toot, Jr.            63, Retired President and Chief Executive                         1968
                               Officer of The Timken Company.
                               Director of: Rockwell International
                               Corporation.

                                   ITEM NO. 2
                          ELECTION OF CLASS I DIRECTOR

     The Board of Directors by resolution at its February 5, 1999, meeting, nominated the individual set forth below to be elected a Director in Class I at the 1999 Annual Meeting to serve for a term of two years expiring at the Annual Meeting in 2001 (or until his respective successor is elected and qualified). This nominee has not been previously elected as a Director by the shareholders. This nominee has consented to serve as a Director if elected.

     Unless otherwise indicated on any proxy, the persons named as proxies on the enclosed proxy form intend to vote the shares covered by such proxy form in favor of the nominee named below.

                                   AGE; PRINCIPAL POSITION OR OFFICE;                        DIRECTOR
                                 BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                  CONTINUOUSLY
NAME OF NOMINEE                  DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                     SINCE
---------------                 ----------------------------------------                      -----

John A. Luke, Jr.              50, Chairman, President and Chief Executive                     ----
                               Officer of Westvaco Corporation, a producer
                               of paper, packaging, specialty chemicals and
                               forest products.
                               Previous position: President and Chief
                               Executive Officer of Westvaco Corporation.
                               Director of: The Bank of New York; Westvaco
                               Corporation.


                              CONTINUING DIRECTORS

     The remaining seven Directors, named below, will continue to serve in their respective classes until their term expires. The following table, based in part on information received from the respective Directors and in part from the records of the Company, sets forth information regarding each continuing Director as of January 22, 1999.


                                       AGE; PRINCIPAL POSITION OR OFFICE;                                      DIRECTOR
                                     BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                  TERM          CONTINUOUSLY
NAME OF DIRECTOR                     DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                 EXPIRES           SINCE
----------------                     ----------------------------------------                 -------           -----

Stanley C. Gault               73, Retired Chairman of the Board of The                      April, 2000         1988
                               Goodyear Tire and Rubber Company, a
                               manufacturer and distributor of tires, chemicals,
                               polymers, plastic film and other rubber products.
                               Previous positions: Chairman of the Board
                               and Chief Executive Officer of The
                               Goodyear Tire and Rubber Company;
                               Chairman of the Board and Chief Executive
                               Officer of Rubbermaid Incorporated, a
                               manufacturer and distributor of rubber and
                               plastic products for consumer and institutional
                               markets.
                               Director of:  Avon Products, Inc.; Vencor, Inc.;
                               Wal-Mart Stores, Inc.

John M. Timken, Jr.            47, Private Investor.                                         April, 2000         1986

W. R. Timken, Jr.              60, Chairman, President and CEO.                              April, 2000         1965
                               Previous position:  Chairman - Board
                               of Directors.
                               Director of:  Diebold, Incorporated;
                               Aeroquip-Vickers, Inc.

Ward J. Timken                 56, Vice President.                                           April, 2001         1971

                                       AGE; PRINCIPAL POSITION OR OFFICE;                                      DIRECTOR
                                     BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                   TERM         CONTINUOUSLY
NAME OF DIRECTOR                     DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                  EXPIRES          SINCE
----------------                     ----------------------------------------                  -------          -----

Martin D. Walker               66, Chairman and Chief Executive Officer                      April, 2001         1995
                               of M. A. Hanna Company, an international
                               specialty chemicals company, whose
                               primary businesses are plastics and rubber
                               compounding, color and additive concentrates
                               and distribution of plastic resins and
                               engineered shapes.
                               Previous position: Principal, MORWAL Investments,
                               a private investment firm.
                               Director of: Comerica Inc.; The Goodyear Tire &
                               Rubber Company; M. A. Hanna Company;
                               Lexmark International Group, Inc.; Meritor Automotive,
                               Inc.; The Reynolds and Reynolds Company; Textron Inc.

Charles H. West                64, Retired Executive Vice President and                      April, 2001         1984
                               President - Steel of The Timken Company.

Alton W. Whitehouse            71, Retired Chairman and Chief                                April, 2000         1986
                               Executive Officer of The Standard
                               Oil Company, a producer principally
                               of domestic oil and natural gas.
                               Director of:  Cleveland Cliffs, Inc.


     W. R. Timken, Jr. and Ward J. Timken are brothers and are cousins of John
M. Timken, Jr. The Board of Directors has an Audit Committee and a Compensation Committee; it does not have a Nominating Committee since the Board as a whole performs that function. Messrs. J. Clayburn La Force, Jr., Robert W. Mahoney (Chairman), Jay A. Precourt and John M. Timken, Jr. are the members of the Audit Committee, which generally monitors the audit of the Company's financial statements conducted by the auditors of the Company. Messrs. Stanley C. Gault, Martin D. Walker and Alton W. Whitehouse (Chairman) are the members of the Compensation Committee, which establishes compensation for the Company's Officers and determines incentive and performance awards. During 1998, there were seven meetings of the Board of Directors, three meetings of its Audit Committee and five meetings of its Compensation Committee. All nominees for Director and all continuing Directors attended 75 percent or more of the meetings of the Board and its Committees which they were eligible to attend.

     Each nonemployee Director who served in 1998 was paid at the annual rate of $25,000 for services as a Director. Each nonemployee Director serving at the time of the Annual Meeting of Shareholders on April 21, 1998, received a grant of 400 shares of Common Stock under The Timken Company Long-Term Incentive Plan, as Amended and Restated, following the meeting, and such Directors and nominees for Director will receive annual grants of Common Stock under the Plan following the Annual Meeting of Shareholders each year as long as they serve as nonemployee Directors. Upon election to the Board, a new nonemployee Director receives a grant of 2,000 restricted shares under The Timken Company Long-Term Incentive Plan, as Amended and Restated. Members of the Audit Committee and the Compensation Committee received additional compensation at the rate of $10,000 per year for the Committee Chairmen and $5,000 per year for each regular Committee member. Any Director may elect to defer the receipt of all or a certain specified portion of these fees based upon an Optional Deferment of Directors' Fees Plan. Under this Plan, amounts deferred by a Director earn interest and are payable to the Director in a lump sum on the date previously elected by the Director or in installment payments beginning when the Director ceases to be a Director. Directors who are employees of the Company receive no separate fees as Directors of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table shows, as of January 22, 1999, the beneficial ownership of Common Stock of the Company by each continuing Director and nominee for election as a Director, by the Chairman and Chief Executive Officer (who is also a Director) and the four other most highly compensated Executive Officers during 1998, and by all continuing Directors, nominees for Director and Officers as a group. Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and is based on the sole or shared power to vote or direct the voting or to dispose or direct the disposition of Common Stock. Beneficial ownership as determined in this manner does not necessarily bear on the economic incidents of ownership of Common Stock.

                                                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK
                                   -------------------------------------------------------------------------------------
                                      SOLE VOTING           SHARED VOTING                                     PERCENT
                                     OR INVESTMENT          OR INVESTMENT              AGGREGATE                OF
             NAME                        POWER                  POWER                   AMOUNT                 CLASS
 ------------------------------    -------------------    -------------------     --------------------     -------------

Bill J. Bowling                         131,772 (1)                0                  131,772 (1)                 *

Stanley C. Gault                         62,400                    0                   62,400                     *


J. Clayburn La Force, Jr.                 5,937                    0                    5,937                     *



Robert L. Leibensperger                 113,409 (1)                0                  113,409 (1)                 *



John A. Luke, Jr.                           0                      0                      0                       *

Robert W. Mahoney                         4,727                    0                    4,727                     *


Stephen A. Perry                         52,130 (1)                0                   52,130 (1)                 *

Jay A. Precourt                          13,854                    0                   13,854                     *


Thomas W. Strouble                       67,290 (1)               200                  67,490 (1)                 *

John M. Timken, Jr.                     582,009 (2)           272,210 (3)             854,219 (2) (3)           1.4%


Ward J. Timken                          353,077 (1)         6,981,941 (3) (4)       7,335,018 (1) (3) (4)      11.9%



W. R. Timken, Jr.                       279,283 (1)         7,868,081 (3) (4)       8,147,364 (1) (3) (4)      13.2%



Joseph F. Toot, Jr.                     502,066 (1)               200                 502,266 (1)                 *



Martin D. Walker                          7,653                    0                    7,653                     *


Charles H. West                         211,378 (1)               669                 212,047 (1)                 *



Alton W. Whitehouse                      10,400                    0                   10,400                     *



All Directors, Nominees for            2,838,255 (1)         8,069,469             10,907,724 (1)              17.4%
Director and Officers as a
Group (5)


         * Percent of class is less than 1%.

         (1) Includes shares which the individual or group named in the table has the right to acquire, on or before March 23, 1999, through the exercise of stock options pursuant to the 1985 Incentive Plan and the Long-Term Incentive Plan, as Amended and Restated, as follows: Bill J. Bowling - 88,450; Robert L. Leibensperger - 58,300; Stephen A. Perry - 23,000; Thomas W. Strouble - 32,000; Ward J. Timken - 0; W. R. Timken, Jr. - 56,500; Joseph F. Toot, Jr. - 434,000; Charles H. West - 134,800; all Directors, Nominees and Officers as a Group - 1,050,800. Such shares have been treated as outstanding for the purpose of calculating the percentage of the class beneficially owned by such individual or group, but not for the purpose of calculating the percentage of the class owned by any other person.

         (2) Includes 250,427 shares for which John M. Timken, Jr. has sole voting and investment power as executor of the estate of Susan
                H. Timken or as a trustee of a trust in connection with such estate.

         (3) Includes shares for which another individual named in the table is also deemed to be the beneficial owner, as follows: John M. Timken, Jr. - 259,750; Ward J. Timken - 6,797,770; W. R. Timken, Jr. - 7,057,520.

         (4) Includes 529,614 shares for which Ward J. Timken and W. R. Timken, Jr. have joint voting and investment power as executors of the estate of Louise B. Timken.

         (5) The number of shares beneficially owned by all Directors, nominees for Directors and Officers as a group has been calculated to eliminate duplication of beneficial ownership.

     Members of the Timken family, including Messrs. John M. Timken, Jr., Ward
J. Timken and W. R. Timken, Jr., have in the aggregate sole or shared voting power with respect to at least an aggregate of 11,473,198 shares (18.5%) of Common Stock, which amount includes 56,500 shares that members of the Timken family have the right to acquire, on or before March 23, 1999, as set forth in footnote (1) above. The members of the Timken family identified in the table are not deemed to be the beneficial owners of all such shares. The Timken Foundation of Canton, 236 Third Street, S.W., Canton, Ohio 44702, holds 5,247,944 of these shares, representing 8.5% of the outstanding Common Stock. Messrs. Ward J. Timken, W. R. Timken, Jr. and Don D. Dickes are trustees of the Foundation and share the voting and investment power.

     Participants in the Company's Savings and Investment Pension Plan have voting power over an aggregate of 7,242,268 shares (11.7%) of Common Stock of the Company.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning 1996, 1997 and 1998 compensation for the Company's Chief Executive Officer and the four other most highly compensated Executive Officers who were Executive Officers during 1998. On January 1, 1998, W. R. Timken, Jr., Chairman, assumed additional responsibilities as President and Chief Executive Officer. Robert L. Leibensperger became Executive Vice President, Chief Operating Officer and President - Bearings and Bill J. Bowling became Executive Vice President, Chief Operating Officer and President - Steel.

--------------------------------- --------- ----------------------- ------------------------------------- -----------
                                                    ANNUAL                       LONG TERM
                                                 COMPENSATION                   COMPENSATION
                                            ----------------------- -------------------------------------
                                                                                   AWARDS
                                                                    -------------------------------------
                                                                          (A)                 (B)            (C)
                                                                       RESTRICTED         SECURITIES      ALL OTHER
NAME AND                                                                 STOCK            UNDERLYING         COMP
PRINCIPAL POSITION                  YEAR      SALARY      BONUS         AWARD(S)            OPTIONS          ($)
                                                ($)        ($)            ($)                 (#)
--------------------------------- --------- ----------- ---------   ------------------ ------------------ -----------
W. R. Timken, Jr.                   1998      850,000       0           187,338             100,000          66,700
   Chairman, President              1997      683,333    600,000        184,236              80,000          50,569
   And Chief Executive              1996      619,631    416,000        116,396              62,000          45,799
   Officer
--------------------------------- --------- ----------- ---------   ------------------ ------------------ -----------
Robert L. Leibensperger             1998      500,000       0           124,363              52,000          36,524
   Executive Vice                   1997      415,000    294,000         95,651              50,000          29,716
   President, Chief                 1996      398,333    231,000         77,875              30,000          27,707
   Operating Officer and
   President-Bearings
--------------------------------- --------- ----------- ---------   ------------------ ------------------ -----------

Bill J. Bowling                     1998      500,000       0           136,896              52,000          34,500
   Executive Vice                   1997      300,000    250,000         97,944              40,000          21,942
   President, Chief                 1996      279,500    177,000         69,959              26,000          17,572
   Operating Officer and
   President-Steel
--------------------------------- --------- ----------- ---------   ------------------ ------------------ -----------
Thomas W. Strouble (D)              1998      295,000       0            62,999              22,000          22,080
   Sr. Vice President -             1997      280,000    185,000         47,287              22,000          19,090
   Technology                       1996      266,667    135,000         37,405              18,000          17,465

--------------------------------- --------- ----------- ---------   ------------------ ------------------ -----------
Stephen A. Perry (D)                1998      295,000       0            55,877              22,000          21,896
   Sr. Vice President -             1997      269,167    181,000         40,862              22,000          18,316
   HR, Purchasing and               1996      248,333    129,000         38,808              18,000          16,621
   Communications
--------------------------------- --------- ----------- ---------   ------------------ ------------------ -----------

(A) The amounts shown are dividend equivalents earned as described in Footnote A of the Option Grants in Last Fiscal Year Table. Dividend equivalents are not traditional restricted stock but deferred shares with no voting rights or statutory dividend rights. The deferred shares are subject to forfeiture until issued to the optionee, which occurs after 4 years provided the optionee remains in the continuous employ of the Company or a subsidiary and does not choose to defer issuance to a later date under the Company's Deferred Compensation Plan. In addition, they may vest earlier than 4 years in the event of retirement, disability, death or change of control. The dollar value of the deferred shares earned is equal to the total amount per share of cash dividends paid on outstanding shares of Common Stock during the calendar year 1998 multiplied by the number of shares of Common Stock subject to outstanding options plus unvested deferred shares. In 1998, the total cash dividend paid on outstanding Common Shares was $.72 per share. The numbers of deferred shares earned in 1998 were as follows: Mr. Timken:
     10,324 shares; Mr. Leibensperger: 6,854 shares; Mr. Bowling: 7,544 shares; Mr. Strouble: 3,472 shares and Mr. Perry: 3,080 shares.

(B)  As adjusted for stock split effective May 30, 1997.

(C)  The amounts shown in this column for 1998 have been derived as follows:

       Mr. Timken:
       -----------
       $6,800 annual Company contribution to the Savings and Investment Pension Plan (SIP Plan).
       $59,900 annual Company contribution to the Post Tax Savings and Investment Pension Plan (Post Tax SIP Plan).

       Mr. Leibensperger:
       ------------------
       $6,800 annual Company contribution to the SIP Plan.
       $29,724 annual Company contribution to the Post Tax SIP Plan.

       Mr. Bowling:
       ------------
       $6,800 annual Company contribution to the SIP Plan.
       $27,700 annual Company contribution to the Post Tax SIP Plan.

       Mr. Strouble:
       -------------
       $6,800 annual Company contribution to the SIP Plan.
       $15,280 annual Company contribution to the Post Tax SIP Plan.

       Mr. Perry:
       ----------
       $6,800 annual Company contribution to the SIP Plan.
       $15,096 annual Company contribution to the Post Tax SIP Plan.

(D) Mr. Strouble was elected to the position of Vice President - Technology effective May 1, 1995. He was elected to the position of Senior Vice President - Technology on January 1, 1998. Mr. Perry was elected to the position of Vice President Human Resources and Logistics effective March 1, 1993. He was elected Senior Vice President - Human Resources, Purchasing and Communications on January 1, 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants made to the individuals named in the Summary Compensation Table during 1998 pursuant to The Timken Company Long-Term Incentive Plan, as Amended and Restated.


                                                                                                                    GRANT DATE
                                              INDIVIDUAL GRANTS                                                       VALUE
----------------------------------------------------------------------------------------------------------------   ------------
                                                          PERCENT
                                       (A)(B)            OF TOTAL
                                     NUMBER OF            OPTIONS
                                     SECURITIES         GRANTED TO        EXERCISE                                      (C)
                                     UNDERLYING          EMPLOYEES         OR BASE                                  GRANT DATE
                                      OPTIONS            IN FISCAL          PRICE             EXPIRATION           PRESENT VALUE
            NAME                      GRANTED              YEAR           ($/SHARE)              DATE                   ($)
----------------------------         ----------         ----------        ---------         --------------         -------------
W. R. Timken, Jr.                       90,000             10.4%          $33.7500          April 21, 2008            851,400
                                        10,000              1.2%          $19.4375           Nov. 18, 2008             78,700
Robert L. Leibensperger                 45,000              5.2%          $33.7500          April 21, 2008            425,700
                                         7,000              0.8%          $19.4375           Nov. 18, 2008             55,090
Bill J. Bowling                         45,000              5.2%          $33.7500          April 21, 2008            425,700
                                         7,000              0.8%          $19.4375           Nov. 18, 2008             55,090
Thomas W. Strouble                      22,000              2.6%          $33.7500          April 21, 2008            208,120
Stephen A. Perry                        22,000              2.6%          $33.7500          April 21, 2008            208,120

(A) Options granted on April 21, 1998, are exercisable starting 12 months after the date granted, with 25% of the options covered thereby becoming exercisable at that time and with an additional 25% becoming exercisable on each successive anniversary date. The options granted on April 21, 1998, provide for the crediting to the optionee of dividend equivalents (amounts equal to the dividends paid on common stock) payable in the form of Company Common Stock or cash, but only when total net income per share of the outstanding Common Stock is at least two and one half times the total amount of cash dividends paid per share during the calendar year (options granted prior to 1996 specified an earnings level of two times total cash dividends paid per share). The agreements pertaining to these options also provide that such options will become exercisable in full in the event of a change in control, as defined in such agreements, of the Company. If, following a change in control, the optionee's employment is terminated, all dividend equivalents are also vested.

     For additional information about dividend equivalents, refer to Footnote A of the Summary Compensation Table.

(B) A grant of non-qualified stock options was awarded to Messrs. Timken, Leibensperger and Bowling on November 18, 1998. This award was granted by the Compensation Committee after receiving notice from these individuals that they had voluntarily waived their rights to a 1998 cash payment under performance share grants. These stock options will become exercisable 18 months from the date of grant. This grant of stock options does not provide for the crediting to the optionee of dividend equivalents. For additional information about this grant refer to the Compensation Committee Report on page 19.

(C) The rules on executive compensation disclosure issued by the Securities and Exchange Commission authorize the use of variations of the Black-Scholes option pricing model in valuing executive stock options. The Company used this model to estimate grant date present value. In applying this model, basic assumptions were made concerning variables such as expected option term, interest rates, stock price volatility and future dividend yield, to establish an initial option value. The initial option value was then reduced to reflect vesting restrictions. This adjustment was accomplished by discounting the initial option value to reflect estimates of annual executive turnover and the average vesting period. There is, of course, no assurance that the value actually realized by an executive will be at or near the estimated value, for the actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised.

     The following assumptions were used in establishing the initial option value for the options granted on April 21, 1998: (a) an option term of 8 years, which is the expected life of the option based on historical experience of stock option exercises by executives at the Company; (b) an interest rate of 5.74%, which is the interest rate of an 8-year treasury bond on April 21, 1998; (c) volatility of .2700 calculated using the quarter ending stock prices for 5 years prior to the grant date; and (d) dividend yield of 2.78%, the average amount paid annually, over the 5 years prior to grant date. The following assumptions were used to discount the initial value for vesting restrictions: (a) discount factor of 3% per year, the estimated annual turnover for executives excluding retirement, and (b) an average vesting period of 2.5 years.

     For the grant of options on November 18, 1998, the same assumptions were used in establishing the initial option value as stated above with the following exceptions: (a) an interest rate of 4.94%, which is the interest rate of an 8-year treasury bond on November 18, 1998; (b) volatility of .4282 calculated using the quarter ending stock prices for 5 years prior to the grant date; (c) a dividend yield of 2.68%, the average amount paid annually, over the 5 years prior to grant date; and (d) no adjustments were made to discount the initial value for vesting restrictions.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to stock option grants for the individuals named in the Summary Compensation Table under The 1985 Incentive Plan of The Timken Company or The Timken Company Long-Term Incentive Plan, as Amended and Restated.


                                                     (A)                                                         (B)
                                   Shares                           Number of Securities                     Value of
                                  Acquired          Value             Underlying Options                In-The-Money Options
                                 On Exercise       Realized           At Fiscal Year-End                 At Fiscal Year-End
                                     (#)             ($)                    (#)                                  ($)
                                                               ------------------------------       ------------------------------
            Name                                               Exercisable      Unexercisable       Exercisable      Unexercisable
------------------------------   -----------      ---------    -----------      -------------       -----------      -------------
W. R. Timken, Jr.                  105,550        1,871,507       56,500           205,000             3,938             2,625

Robert L. Leibensperger             20,000          271,876       58,300           110,500            24,175             1,125

Bill J. Bowling                      6,000          135,938       88,450            97,350           267,972               441

Thomas W. Strouble                   6,800          107,738       32,000            51,000            13,344               656

Stephen A. Perry                     6,000          101,438       23,000            51,000             1,594               656

(A) The value realized on the exercise of options is based on the difference between the exercise price and the fair market value of the Company's Common Stock on the date of exercise.

(B) Based on the difference between the exercise price and the closing stock price on the New York Stock Exchange at year end.

                               PENSION PLAN TABLE

          The following table shows the estimated annual retirement benefits for Executive Officers in the earnings and years of service combinations indicated. Amounts shown in the table are developed assuming retirement at age 62 and Final Average Earnings equal to Remuneration in 1998.


                                                    YEARS OF SERVICE (A) (B)
                                         --------------------------------------------------
             REMUNERATION (C)              30                   35                   40
             ----------------            -------              -------            ---------
               $  300,000                165,375              192,938              220,500
                  400,000                220,500              257,250              294,000
                  500,000                275,625              321,563              367,500
                  600,000                330,750              385,875              441,000
                  700,000                385,875              450,188              514,500
                  800,000                441,000              514,500              588,000
                  900,000                496,125              578,813              661,500
                1,000,000                551,250              643,125              735,000
                1,100,000                606,375              707,438              808,500
                1,200,000                661,500              771,750              882,000
                1,300,000                716,625              836,063              955,500
                1,400,000                771,750              900,375            1,029,000
                1,500,000                826,875              964,688            1,102,500

(A) Amounts in this section of the table have been developed in accordance with the provisions of the retirement plan and individual agreements based upon a straight life annuity, not under any of the various survivor options and before adjustment for Social Security benefits (officers' benefits are subject to Social Security offsets). These amounts have been determined without regard to the maximum benefit limitations for defined benefit plans and the limitations on compensation imposed by the Internal Revenue Code of 1986, as amended. The Board of Directors has authorized a supplemental retirement plan and individual agreements that direct the payment out of general funds of the Company of any benefits calculated under the provisions of the applicable retirement plan that may exceed these limits.

(B) The years of company service as of December 31, 1998, for the individuals listed in the Summary Compensation Table are 36 for Mr. Timken, 38 for Mr. Leibensperger, 33 for Mr. Bowling, 42 for Mr. Strouble and 34 for Mr. Perry. There is no incremental benefit level for years of service in excess of 40.

(C) Plan benefits are based upon average earnings, including any cash bonus plan awards for the highest five consecutive years of the ten years preceding retirement ("Final Average Earnings"). For the years prior to 1994, only fifty percent of any cash bonus plan award is included in the calculation of average earnings. Final Average Earnings for the individuals listed in the Summary Compensation Table are $960,648 for Mr. Timken; $538,380 for Mr. Leibensperger; $410,019 for Mr. Bowling; $352,420 for Mr. Strouble; and $317,307 for Mr. Perry.

                     CHANGE IN CONTROL SEVERANCE AGREEMENTS

     The Company is a party to Severance Agreements with 14 of its senior executives (including the executive officers named in the Summary Compensation Table). Under these Agreements, when certain events occur, such as a reduction in the individual's responsibilities or termination of the individual's employment, following a change in control of the Company (as defined in the Agreements), the individual will be entitled to receive payment in an amount, grossed up for any excise taxes payable by the individual, equal to three times the individual's annual base salary and highest annual incentive compensation during the past three years plus a lump sum amount representing a supplemental pension benefit. The individual would also receive certain benefits under the SIP Plan and the Post Tax SIP Plan. The Severance Agreements also permit the individual to resign for any reason or without reason during the 30-day period immediately following the first anniversary of the first occurrence of a change in control and receive the severance benefits. The amounts payable under these Severance Agreements are secured by a trust arrangement.


                      CHANGE IN CONTROL SEVERANCE PAY PLAN

     The Company has implemented a Severance Pay Plan covering approximately 110 key associates (other than those that are party to Severance Agreements). Under the Severance Pay Plan, an individual whose employment is terminated following a change in control (as defined in the Plan) may be entitled to receive payment in an amount equal to 150% to 200% of the individual's annual base salary (depending upon length of service), grossed up for any excise taxes payable by the individual, and may also have certain benefits continued for a period of six months. The Company has created a trust arrangement to provide funds for the enforcement of the Severance Pay Plan.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors is composed of Stanley C. Gault, Martin D. Walker and Alton W. Whitehouse, Chairman. No member of the Committee is a former or current officer or employee of the Company or of any of its subsidiaries.

COMPENSATION PHILOSOPHY
-----------------------

     The Company's compensation philosophy focuses on both short and long-term incentive programs that, when added to base salary, provide a total compensation package that will enable the Company to attract and retain superior quality executive officers. This approach is intended to enhance Company performance and shareholder value by tying in closely the financial interests of executive officers and senior managers with those of shareholders. Specifically, the Committee's philosophy includes these three primary ingredients:

     o Provide sufficient opportunity in total direct compensation that enables the Company to attract, retain and motivate superior quality executive management.

     o Establish base salaries for executive management based upon market data from a related group of companies.

     o Link the financial interests of executive management with those of shareholders, with short and long-term incentive plans tied to corporate, business unit and individual performance.

     The Company, with the Committee's guidance and approval, has developed a compensation program based on this philosophy for executive officers, including the Chief Executive Officer and the other named executive officers. This program has three components: base salary, performance bonus and long-term incentives. Base salaries, on average, have been administered at the market median. The Company relies on its performance bonus and long-term incentive awards, tied directly to individual, business unit and corporate performance, to provide total direct compensation at the desired level. The Committee determines specific compensation actions for the Chief Executive Officer and considers and acts upon recommendations made by the Chief Executive Officer regarding compensation of other executive officers and key associates.

     In 1998, the Company conducted a review of total direct compensation paid by companies having, in general, net sales from $1-6 billion dollars and a subset of this group selected as a benchmark for compensation purposes. Total direct compensation includes base salary, performance bonus and long-term incentives. The Company compared total direct compensation opportunity provided to executive officers to median total direct compensation for the selected companies as reported in the 1998 Towers Perrin and Management Compensation Services ("Project 777") executive compensation surveys. Following completion of this analysis and development of proposed base salary ranges and target bonus opportunities, an independent compensation consultant reviewed the findings. The Committee approved management's recommendation for revised base salary ranges and target bonus opportunities for the executive officer positions effective January 1, 1999.

     The Committee has addressed the impact of Section 162(m) of the Internal Revenue Code (the "Code") by approving a policy whereby an executive officer may enter into an agreement to defer any compensation that exceeds the $1 million limit and by recommending changes to The Timken Company Long-Term Incentive Plan, as Amended and Restated, allowing certain grants under the plan to qualify as performance-based compensation. The policy to defer compensation was adopted in November 1994 and went into effect beginning with the year 1995. Amounts of compensation that are deferred will be credited with interest quarterly at the prime rate in effect on the last day of the calendar quarter plus 1%. The Committee believes that this policy has benefited the Company by preserving the tax deduction for executive compensation while maintaining the ability to use appropriate discretion in determining annual levels of compensation. Messrs. Timken, Leibensperger and Bowling have signed individual agreements to defer any compensation that exceeds the $1 million limit, as defined in Section 162(m) of the Code, for 1998.

     The Management Performance Plan meets the spirit of performance-based compensation as described in Section 162(m) of the Code, however, the Committee has recommended to the Board of Directors the adoption, subject to shareholder approval, of the Senior Executive Management Performance Plan, which is more fully described in Item No. 3 of this Proxy Statement. It is the intention of the Committee and the Board of Directors to continue the existing annual incentive plan described above for those executive officers not selected to participate in the new plan.

BASE SALARY
-----------

     Base salary ranges are developed to reflect the varying levels of responsibility of the Chief Executive Officer and other executive officers. The current salary ranges are based on external surveys and in consultation with an independent compensation consultant. Base salary ranges generally are equivalent to amounts paid to senior managers with comparable responsibilities for the companies studied. Periodically, the Committee reviews the recommendations of the Chief Executive Officer and the Senior Vice President - Human Resources, Purchasing and Communications and approves, with any modifications it deems appropriate, individual base salary amounts for executive officers based on individual performance and position in the salary range.

     The companies included in the surveys used to develop base salary ranges are not the same companies used in the peer group index appearing in the performance graph. For compensation purposes, the Company uses surveys of companies of similar size and industry because this is the employment market in which it competes. The performance graph, on the other hand, employs a peer index blending the S&P Steel Index and six bearing companies that are direct competitors of the Company's Bearing Business. Of the six bearing companies, five are foreign companies. The reason for selecting the companies in the peer index had no relationship to compensation comparisons, where the Company seeks to look at other companies of similar size and industry that are more representative of the employment market for executive management whether or not they are in the bearing or steel business.

PERFORMANCE BONUS
-----------------

     The Company's Management Performance Plan provides cash bonuses to be paid to executive officers and senior managers based principally on the achievement of specific operating performance goals established annually by the Committee and thereafter approved by the Board.

     Management recommends performance goals to the Committee based upon business plans approved by management and reviewed with the Board of Directors.

     In 1998, the Management Performance Plan provided for target bonus opportunities for executive officers that ranged from 40 to 70 percent of base salary, though amounts could vary above and below that range depending upon company and business unit performance (including financial and non-financial measures) and individual accomplishment. The bonus opportunity for the Chairman, President and Chief Executive Officer was based upon the attainment of corporate goals and individual performance, with bonus opportunities for the other executive officers based on a combination of corporate, business unit and individual performance. The Company requires a minimum level of earnings to fund any bonuses.

     The Plan's primary performance measurement is Return on Invested Capital defined as Earnings Before Interest and Taxes as a percentage of Beginning Invested Capital (EBIT/BIC). This measure is closely correlated with the creation of shareholder value and is the major measure from which the bonus pool is derived. In addition, for 1998 specific goals were established for three additional key measures all aligned with the creation of shareholder and customer value. The measures were achievement of Business Plan targets for Sales Growth, achievement of Business Plan targets for Inventory Days, and achievement of Customer Satisfaction goals.

     Return on Capital and earnings for the year did not meet the threshold target necessary to generate a bonus fund. No bonus awards were paid to executive officers for 1998.

     At its December meeting, the Board approved the goals set by the Committee for the Management Performance Plan for 1999. In addition to corporate and business unit EBIT/BIC and sales growth goals, other key areas of emphasis will be free cash flow targets and customer satisfaction goals. Also at its December meeting, the Board approved goals set by the Committee for the Senior Executive Management Performance Plan for 1999, contingent upon shareholder approval of the plan. Specific targets were established for Corporate EBIT/BIC, sales growth and free cash flow.

     Target bonus opportunity for executive officers in 1999 will range from 40 to 70 percent of base salary. The target bonus may be adjusted for achievement of the specific EBIT/BIC goals and discretionary adjustments may be made by the Committee for some executive officers for the achievement of the other key performance targets.

LONG-TERM INCENTIVES
--------------------

     The Committee administers the Company's Long-Term Incentive Plan, as Amended and Restated, which was approved by shareholders effective April 16, 1996. The number of shares that may be issued or transferred under the Plan may not exceed in the aggregate 5,800,000 shares of Common Stock (adjusted for the stock split effective May 30, 1997). Although awards under the Plan can be made in the form of non-qualified stock options, incentive stock options, appreciation rights, performance shares or performance units, restricted shares and deferred shares, the Committee has chosen primarily to grant non-qualified stock options. The option price per common share must be equal to or greater than the market value per share on the date of the grant. For grants to executive officers and the Chief Executive Officer, the Committee has granted non-qualified stock options with an option price at market value on the date of grant. The use of non-qualified stock options enables executive officers and other participants to gain value if the Company's shareholders gain value. Moreover, this Plan provides a mechanism for incentives to participants even in years when no payout is made under the Management Performance Plan. Deferred shares or restricted shares have not been granted to executive officers except when the individual has been hired into the position from outside the Company.

     Awards under the Long-Term Incentive Plan, as Amended and Restated, are considered annually. On April 21, 1998, the Committee approved a grant of non-qualified stock options for the executive officers and other key associates. The initial dollar value for each participant's grant was determined by multiplying the midpoint of their salary range by a position level multiple that ranged from .45 to 2.74. The position level multiples were derived from data on similar-sized companies comparable for compensation purposes as reported in the Towers Perrin Long-Term Incentive Survey compiled in 1997. The number of stock options to grant was calculated by dividing each participant's salary range midpoint by the present value of the Company's stock options including dividend credits. The present value of the option was based on achieving a 12% growth in stock price and a 6% growth in dividend yield per year and was adjusted to reflect vesting restrictions. After this initial determination, management reviewed and revised as necessary the size of the proposed grant based on individual performance. The Chief Executive Officer and the Senior Vice President - Human Resources, Purchasing and Communications presented the recommended grants to the Committee. The Committee reviewed and, after making certain adjustments, approved the long-term incentive grants considering the formula, individual performance and the number of shares allocated to the Plan.

     To drive the achievement of higher levels of earnings, the Long-Term Incentive Plan, as Amended and Restated, has a dividend feature that provides additional compensation only when the Company achieves a specified level of earnings. This feature entitles each participant in the Plan to receive dividend equivalents payable in Common Stock on a deferred basis (called Deferred Dividend Shares) or cash. The dividend equivalent is calculated by multiplying the cash dividend per share paid during the year earned times the number of unexercised stock options plus any unvested Deferred Dividend Shares previously earned on currently unexercised options held by each participant. The product is divided by the average closing price of the Company's Common Stock as reported on the New York Stock Exchange for the 10 days preceding December 31 to establish the number of Deferred Dividend Shares that are credited to each participant. Unexercised stock options and unvested Deferred Dividend Shares awarded to active participants prior to 1996 will earn dividend credits if net income per share for the year exceeds 200 percent of the total amount of cash dividends per share during the year. Unexercised stock options and unvested Deferred Dividend

Shares awarded to active participants after 1995 will earn dividend credits if net income per share for the year exceeds 250 percent of the total amount of cash dividends per share during the year. In no event may any participant in any period of one calendar year earn Deferred Dividend Shares with a value in excess of $750,000. The Deferred Dividend Shares vest 4 years from the date of grant if the associate is still in the employ of the Company and does not choose to defer them under the Company's Deferred Compensation Plan. The Deferred Dividend Shares may vest earlier than 4 years in the event of retirement, disability, death or change of control. The total number of Deferred Dividend Shares granted for 1998 was 119,054.

     A special grant of performance shares was approved by the Committee effective January 1, 1998. Specific targets for share price growth over a three year period (1998-2000) will be rewarded. Awards can be paid annually in cash if specific annual targets are achieved during each of the three years. These grants were made to the Chief Executive Officer and the two chief operating officers on January 1, 1998. The share price exceeded the threshold price for 15 days out of 90 consecutive days, which would result in payment of an award for 1998 based on the provisions of the grants. Although the share price did achieve a level above the threshold price and held it for the requisite period under the awards, entitling the individuals to payments for 1998, on November 11, 1998, they notified the Committee that they did not feel fully justified in accepting payment for the 1998 performance shares. Their decision to waive the 1998 payments had been prompted by the decrease in the market price of the shares and the deterioration in the Company's financial performance during the second half of the year. The individuals had also noted that they did not expect the associates who participate in the Management Performance Plan to receive any significant payments for 1998.

     On November 18, 1998, the Committee awarded additional non-qualified stock options to the Chief Executive Officer and the two chief operating officers, as reported in the Option Grants In Last Fiscal Year Table included in this proxy statement. The Committee decided to grant the November awards after it received notice from these individuals that they had voluntarily decided to waive their rights to cash payments for 1998 under special performance share grants made at the beginning of the year under the Long-Term Incentive Plan, as Amended and Restated. In fixing the number of shares covered by the November 18, 1998, option awards, the Committee took into account the amount of cash that would have been received for the 1998 performance share awards. If the market price of the Company's Common Stock regains the levels that would have been used to calculate the foregone payments, the spread on the options will then equal the same amount. The performance share awards continue in force for the remaining years for which they were originally granted (1999 and 2000).

     Share ownership requirements have been established for executive officers and other key executives. These guidelines recommend a specific level of ownership be achieved within five years (seven years can be used for some exceptional circumstances) of the effective date of the guidelines. The specific levels of ownership were increased from one to three times salary to one and one-half to five times salary in 1998. An additional two or three years has been allowed to achieve the higher ownership target.

CHIEF EXECUTIVE OFFICER COMPENSATION
------------------------------------

     The Chief Executive Officer's compensation is based upon the same factors previously discussed with regard to the executive officer compensation philosophy. The components making up his compensation include base salary, performance bonus and long-term incentives. The base salary range for the Chief Executive Officer is determined using survey data in the same manner as for other executive officers. Effective on January 1, 1998, with his election as Chairman, President and Chief Executive Officer, Mr. Timken's base salary was established at $850,000 per year.

     The Chief Executive Officer's compensation is related to the Company's performance through the Management Performance Plan and the Long-Term Incentive Plan, as Amended and Restated. The methodology used to calculate Mr. Timken's compensation under either plan is the same as for other executive officers.

     The Company's overall earnings performance did not meet the threshold established for 1998 and no bonus award was paid to Mr. Timken.

      On April 21, 1998, Mr. Timken, along with the other executive officers, received non-qualified stock options pursuant to the provisions of The Timken Company Long-Term Incentive Plan, as Amended and Restated, approved by shareholders on April 16, 1996. Mr. Timken received non-qualified stock options for 90,000 shares as a result of the 1998 grant. Additionally, on November 18, 1998, Mr. Timken received a one-time grant of 10,000 non-qualified stock options after Mr. Timken gave notice of his voluntary waiver of a cash payment for 1998 under the performance share award described above.

     The Company's earnings performance in 1998 exceeded the threshold necessary to award dividend credits. As a result, on December 31, 1998, Mr. Timken, along with the other executive officers, was credited with Deferred Dividend Shares representing 10,324 shares, which will vest on December 31, 2002.

     Sales for 1998 came in at a record level of $2.68 billion. While the company's earnings did not meet the goals set for 1998, there have been only 2 years in the company's history when earnings have been more than the $114.5 million earned in 1998. Cash flow from operations was the second highest achieved. Though record levels of sales and earnings were achieved during the first half of the year, a combination of events--the global financial crisis, higher energy costs, a major capacity start-up, a prolonged strike at a major customer and equipment failure--negatively impacted sales and earnings for the year.

     Under Mr. Timken's leadership, the company took swift and decisive actions to build on the strong company fundamentals and to provide a solid foundation to continue the company's profitable growth into the future. In moving aggressively to reduce costs, Mr. Timken has been mindful not to take actions that would jeopardize that growth. To assure future success investment continues in capital spending, research and development, new products, acquisitions and joint ventures.

     The Committee believes the new management team put into place on January 1, 1998, developed well under Mr. Timken's direction.

     The Company's five-year cumulative total return of 28% continues to lead other bearing and steel companies as reported in the peer index, however, it has fallen behind the cumulative return represented by the S&P 500 index.


                                     Compensation Committee

                                                  Alton W. Whitehouse, Chairman
                                                  Stanley C. Gault
                                                  Martin D. Walker

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                  AMONG TIMKEN COMPANY, S&P 500 & PEER INDEX**


                                    [GRAPH]




Assumes $100 invested on January 1, 1994, in Timken Company Common Stock, S&P 500 Index and Peer Index.

                                1994          1995            1996            1997           1998
                                ----          ----            ----            ----           ----

TIMKEN COMPANY                $107.90       $120.36         $148.09          $227.15        $128.41
S&P 500                        101.31        139.26          171.23           228.35         293.61
70% BEARING/30% STEEL          122.19        117.30          119.57            93.74          89.19


The line graph compares the cumulative total shareholder returns over five years for The Timken Company, the S&P 500 Stock Index, and a peer index that proportionally reflects The Timken Company's two businesses. The S&P Steel Index comprises 30% of the peer index and the remaining 70% is a self constructed bearing index that consists of six companies. These six companies are Kaydon, FAG, Koyo, NSK, NTN and SKF. The last five are non-US bearing companies that are based in Germany, Japan and Sweden. The total returns for these markets equivalent to the S&P 500 Index were $218.64, $84.41 and $277.82, respectively, with a $100 investment over five years.

                                   ITEM NO. 3
                         APPROVAL OF THE TIMKEN COMPANY
                  SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN

     For the past several years the principal vehicle for providing annual cash incentive compensation to executive officers and senior managers has been the Company's Management Performance Plan. The Company proposes to continue using the Management Performance Plan to provide these incentives, but also to adopt a new plan that will meet the requirements of Section 162(m) of the Internal Revenue Code. Generally, Section 162(m) prevents a company from receiving a federal income tax deduction for compensation paid to any one of the five most highly compensated executive officers in excess of $1 million for any year, unless that compensation is performance-based. One of the requirements of "performance-based compensation" for purposes of Section 162(m) is that the compensation be paid pursuant to a plan that has been approved by the company's shareholders.

     The Senior Executive Management Performance Plan (the "Plan"), which will be presented to the Company's shareholders for consideration at the Annual Meeting, would replace the existing Management Performance Plan, beginning in 1999, for the Chief Executive Officer and potentially other Executive Officers. The principal change required by Section 162(m) would be that the Committee would no longer have the same flexibility under the Plan as in the past to exercise discretion in making adjustments to meet individual circumstances and reflect the outcome of performance objectives. The Plan will require the Committee to use goals and formulas that could be verified by an independent third party, without the exercise of discretion, except to reduce the amount of compensation that might otherwise be payable under the Plan.

     Subject to approval of the Plan by shareholders, the Compensation Committee has already established performance goals for 1999 based on Return on Invested Capital, Sales Growth and Free Cash Flow. These measures are substantially the same as those used for 1998, as described in the Compensation Committee Report on Executive Compensation. In future years, the Committee could continue to use these performance measures under the Plan or could select another objective or combination of objectives from the list described below.

     SUMMARY OF TERMS. The following is a summary of the terms of the Plan and is qualified in its entirety by reference to the complete text of the Plan, which is set forth in Appendix A.

     o ADMINISTRATION. The Plan will be administered by the Compensation Committee or another committee (consisting of at least two directors, each of whom must be an "outside director" within the meaning of Section 162(m)) appointed by the Board. In administering the Plan, the Committee will have full power and authority to interpret the Plan and establish Management Objectives and the amount of bonuses payable upon achievement of such objectives.

     o ELIGIBLE EXECUTIVES. Participation in the Plan will be limited to "Eligible Executives," which is defined as the Company's Chief Executive Officer and any other designated executive officer of the Company that in the Committee's judgement could, in the absence of the Plan, be paid compensation the deductibility of which could be limited by Section 162(m) of the Code. Participation in the Plan is limited to the Company's executive officers designated by the Committee. As noted above, the Committee has determined that the Chief Executive Officer will be the only participant in the Plan for 1999. The other executive officers will continue to participate in the Management Performance Plan for 1999.

     o MANAGEMENT OBJECTIVES. An Eligible Executive's right to receive a bonus under the Plan depends on achievement of certain specified performance goals, referred to as Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. Management Objectives must be limited to specified levels of, growth in or relative peer company performance in: cash flow, cost of capital, debt reduction, earnings, earnings before interest and taxes, earnings per share, economic value added, free cash flow, inventory management, net income, productivity improvement, profit after tax, reduction of fixed costs, return on assets, return on equity, return on invested capital, sales, and/or shareholder return. Management objectives may be stated as a combination of the preceding factors.

     o ESTABLISHMENT OF BONUS AMOUNTS. (a) Not later than the 90th day of each fiscal year of the Company, the Committee must establish the Management Objectives for each Eligible Executive and the bonus amount payable (or formula for determining such amount) upon full achievement of the specified Management Objectives. The Committee may further specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives. The Committee may not modify the specified Management Objectives, except to the extent that after such modification the bonus payments would continue to constitute qualified "performance-based compensation" for purposes of Section 162(m); (b) The Committee retains the discretion to reduce the amount of any bonus that would be otherwise payable to an Eligible Executive (including a reduction in such amount to zero); (c) Notwithstanding any other provision of the Plan to the contrary, in no event shall the bonus paid to an Eligible Executive for a year exceed $2,000,000.

     o COMMITTEE CERTIFICATION AND DETERMINATION OF INCENTIVE BONUSES. As soon as practicable after the end of each fiscal year, the Committee will certify in writing whether the stated performance goals have been met and will determine the amount of the bonus to be paid to each Plan participant.

     o EFFECTIVE DATE. If the Plan is approved by shareholders, it will be effective as of January 1, 1999, and will continue in effect until December 31, 2003. The Board, however, may suspend or terminate the Plan at any time.

     PLAN BENEFITS. Since the plan affords the Committee discretion in establishing target bonuses (subject to the $2,000,000 annual limit per person noted above), it is not possible to determine the amount of the benefits that may become payable under the Plan. For 1999, the bonus that will be payable to the Chief Executive Officer, if the Management Objectives established by the Committee for him are achieved, would be $565,250. The maximum bonus payable to him for 1999, if the Management Objectives were achieved at the maximum level, would be $969,850. If the plan had been in effect for 1998, instead of the Management Performance Plan, the payment would have been zero. As noted above, the Chief Executive Officer is the only participant in the plan for 1999. If the Plan is not approved by shareholders, such bonus under this Plan will not be paid.

     FEDERAL INCOME TAX CONSEQUENCES. Under present federal income tax law, a Plan participant will be taxed at ordinary income rates on the amount of any payment received pursuant to the Plan. Generally, and subject to the provisions of Section 162(m), the Company will receive a federal income tax deduction corresponding to the amount of income recognized by a Plan participant.

     VOTE REQUIRED TO APPROVED THE PLAN. A favorable vote of a majority of votes cast on the matter is necessary for approval of the Plan. Abstentions and broker non-votes will not be counted for determining whether the Plan is approved.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

                                    AUDITORS

     The independent accounting firm of Ernst & Young LLP has acted as the Company's auditor for many years and has been selected as the auditor for the current year. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     The Company must receive by October 29, 1999, any proposal of a shareholder intended to be presented at the 2000 Annual Meeting of shareholders and to be included in the Company's proxy materials related to the 2000 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"). Such proposals should be submitted by certified mail, return receipt requested. Proposals of shareholders submitted outside the processes of Rule 14a-8 under the Exchange Act in connection with the 2000 Annual Meeting ("Non-Rule 14a-8 Proposals") must be received by the Company by January 12, 2000, or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act. The Company's proxy related to the 2000 Annual Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after January 12, 2000.

                                     GENERAL

     On the record date of February 19, 1999, there were outstanding 61,876,547 shares of Common Stock, each entitled to one vote upon all matters presented to the meeting.

     The enclosed proxy is solicited by the Board of Directors, and the entire cost of solicitation will be paid by the Company. In addition to solicitation by mail, Officers and regular employees of the Company, without extra remuneration, may solicit the return of proxies by telephone, telegraph, facsimile, personal contact or other means of communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their expenses. The Company has retained Georgeson & Co. to assist in the solicitation of proxies for a fee not to exceed $9,500, plus reasonable out-of-pocket expenses.

     Shares represented by properly executed proxies will be voted at the meeting in accordance with the shareholders' instructions. In the absence of specific instructions, the shares will be voted for the election of Directors as indicated under Items No. 1 and 2 and FOR Item 3.

     You may, without affecting any vote previously taken, revoke your proxy by a later dated proxy received by the Company, or by giving notice to the Company either in writing or at the meeting.

     First Chicago Trust Company of New York will be responsible for tabulating the results of shareholder voting. First Chicago will submit a total vote only, keeping all individual votes confidential. Representatives of First Chicago will serve as inspectors of election for the Annual Meeting. Under Ohio law and the Company's Amended Articles of Incorporation and Amended Regulations, properly executed proxies marked "abstain" will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, but proxies representing shares held in "street name" by brokers that are not voted will not be counted for quorum purposes. Such abstentions and "broker non-votes" will not be counted in the election of Directors.

     AFTER APRIL 1, 1999, THE COMPANY WILL FURNISH TO EACH SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE ADDRESSED TO SCOTT A. SCHERFF, DIRECTOR - LEGAL SERVICES AND ASSISTANT SECRETARY, THE TIMKEN COMPANY, 1835 DUEBER AVENUE, S.W. - GNE-01, CANTON, OHIO 44706-2798.

                                   APPENDIX A

                               THE TIMKEN COMPANY
                  SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN


     1. PURPOSE. The purpose of the Senior Executive Management Performance Plan (the "Plan") is to attract and retain key executives for The Timken Company, an Ohio corporation (the "Corporation"), and its Subsidiaries and to provide such persons with incentives and rewards for superior performance. Incentive bonus payments made under the Plan are intended to constitute qualified "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and Section 1.162-27 of the Regulations promulgated thereunder, and the Plan shall be construed consistently with such intention.

     2.  DEFINITIONS.  As used in this Plan,

         "BOARD" means the Board of Directors of the Corporation.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan; provided, however, that in any event the Committee shall be comprised of not less than two directors of the Corporation, each of whom shall qualify as an "outside director" for purposes of Section 162(m) of the Code and
         Section 1.162-27(e)(3) of the Regulations.

         "ELIGIBLE EXECUTIVE" means the Corporation's Chief Executive Officer and any other designated executive officer of the Corporation that in the Committee's judgement could, in the absence of the Plan, be paid compensation the deductibility of which, to the Corporation, could be limited by Section 162(m) of the Code.

         "INCENTIVE BONUS" shall mean, for each Eligible Executive, a bonus opportunity amount determined by the Committee pursuant to Section 5 below.

         "MANAGEMENT OBJECTIVES" means the achievement of a performance objective or objectives established pursuant to this Plan for Eligible Executives. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Eligible Executive or of the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Eligible Executive is employed. The Management Objectives shall be limited to specified levels of, growth in or relative peer company performance in--cash flow, cost of capital, debt reduction, earnings, earnings before interest and taxes, earnings per share, economic value added, free cash flow, inventory management, net income, productivity improvement, profit after tax, reduction of fixed costs, return on assets, return on equity, return on invested capital, sales, and/or shareholder return. Management objectives may be stated as a combination of the preceding factors.

         "REGULATIONS" mean the Treasury Regulations promulgated under the Code, as amended from time to time.

         "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest.

     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, which shall have full power and authority to construe, interpret and administer the Plan and shall have the exclusive right to establish Management Objectives and the amount of Incentive Bonus payable to each Eligible Executive upon the achievement of the specified Management Objectives.

     4. ELIGIBILITY. Eligibility under this Plan is limited to Eligible Executives designated by the Committee in its sole and absolute discretion.

     5. AWARDS.

              (a) Not later than the 90th day of each fiscal year of the Corporation, the Committee shall establish the Management Objectives for each Eligible Executive and the amount of Incentive Bonus payable (or formula for determining such amount) upon full achievement of the specified Management Objectives. The Committee may further specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no Incentive Bonus payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives. The Committee may not modify any terms of awards established pursuant to this section, except to the extent that after such modification the Incentive Bonus would continue to constitute qualified "performance-based compensation" for purposes of Section 162(m) of the Code.

              (b) The Committee retains the discretion to reduce the amount of any Incentive Bonus that would be otherwise payable to an Eligible Executive (including a reduction in such amount to zero).

              (c) Notwithstanding any other provision of the Plan to the contrary, in no event shall the Incentive Bonus paid to an Eligible Executive under the Plan for a year exceed $2,000,000.

     6. COMMITTEE CERTIFICATION. As soon as reasonably practicable after the end of each fiscal year of the Corporation, the Committee shall determine whether the Management Objective has been achieved and the amount of the Incentive Bonus to be paid to each Eligible Executive for such fiscal year and shall certify such determinations in writing.

     7. PAYMENT OF INCENTIVE BONUSES. Subject to a valid election made by an Eligible Executive with respect to the deferral of all or a portion of his or her Incentive Bonus, Incentive Bonuses shall be paid within 30 days after written certification pursuant to Section 6.

     8. NO RIGHT TO BONUS FOR CONTINUED EMPLOYMENT. Neither the establishment of the Plan, the provision for or payment of any amounts hereunder nor any action of the Corporation, the Board or the Committee with respect to the Plan shall be held or construed to confer upon any person (a) any legal right to receive, or any interest in, an Incentive Bonus or any other benefit under the Plan or (b) any legal right to continue to serve as an officer or employee of the Corporation or any Subsidiary of the Corporation.

     9. WITHHOLDING. The Corporation shall have the right to withhold, or require an Eligible Executive to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Bonus.

    10. NONTRANSFERABILITY. Except as expressly provided by the Committee, the rights and benefits under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution.

    11. EFFECTIVE DATE. Subject to its approval by the shareholders, this Plan shall become effective January 1, 1999, and shall remain effective until the December 31, 2004, subject to any further shareholder approvals (or reapprovals) mandated for performance-based compensation under Section 162(m) of the Code, and subject to the right of the Board to terminate the Plan, on a prospective basis only, at any time.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
P    and each of them, as true and lawful proxies, with full power of
R    substitution, to vote and act for the undersigned at the Annual Meeting of
O    Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W.,
X    Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any adjournment
Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
     FOR THE TIMKEN COMPANY HOURLY PENSION INVESTMENT PLAN AND
     MAIL IN THE ENCLOSED ENVELOPE.                              -------------
                                                                  SEE REVERSE
                                                                       SIDE
                                                                 -------------


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000




[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.



[Map Major Routes to the Timken Company]

 [X] PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date


================================================================================
                              FOLD AND DETACH HERE


                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------


   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

           1. To elect four Directors to serve in Class II for a term of three years.

           2. To elect one Director to serve in Class I for a term of two years.

           3. To approve The Timken Company Senior Executive Management Performance Plan.

           4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
P    and each of them, as true and lawful proxies, with full power of
R    substitution, to vote and act for the undersigned at the Annual Meeting of
O    Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W.,
X    Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any adjournment
Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
     FOR THE TIMKEN COMPANY-LATROBE STEEL COMPANY SAVINGS AND
     INVESTMENT PENSION PLAN AND MAIL IN THE ENCLOSED ENVELOPE.    -------------
                                                                    SEE REVERSE
                                                                         SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                    ----------------------------------------

   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

            1. To elect four Directors to serve in Class II for a term of three years.

            2. To elect one Director to serve in Class I for a term of two years.

            3. To approve The Timken Company Senior Executive Management
               Performance Plan.

            4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
P    and each of them, as true and lawful proxies, with full power of
R    substitution, to vote and act for the undersigned at the Annual Meeting of
O    Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W.,
X    Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any adjournment
Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
     FOR THE VOLUNTARY INVESTMENT PENSION PLAN FOR HOURLY
     EMPLOYEES OF THE TIMKEN COMPANY AND MAIL IN THE ENCLOSED
     ENVELOPE.                                                     -------------
                                                                    SEE REVERSE
                                                                         SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO
                                   ----------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------



   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

         1. To elect four Directors to serve in Class II for a term of three years.

         2. To elect one Director to serve in Class I for a term of two years.

         3. To approve The Timken Company Senior Executive Management Performance Plan.

         4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs Mutual Life of Canada to appoint W. R. Timken,
 P   Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown, and each
 R   of them, as true and lawful proxies, with full power of substitution, to
 O   vote and act for the undersigned at the Annual Meeting of Shareholders of
 X   THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on
 Y April 20, 1999, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1.  ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
     FOR THE CANADIAN TIMKEN LIMITED SALARIED ASSOCIATES
     RETIREMENT SAVINGS PLAN AND MAIL IN THE ENCLOSED ENVELOPE.    -------------
                                                                    SEE REVERSE
                                                                         SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE




                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------


   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

         1. To elect four Directors to serve in Class II for a term of three years.

         2. To elect one Director to serve in Class I for a term of two years.

         3. To approve The Timken Company Senior Executive Management Performance Plan.

         4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs Banque Nationale de Paris to appoint W. R.
P    Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
R    and each of them, as true and lawful proxies, with full power of
O    substitution, to vote and act for the undersigned at the Annual Meeting of
X    Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W.,
Y Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
     FOR THE PLAN EUROPEEN D'ACTIONARIAT TIMKEN AND MAIL IN
     THE ENCLOSED ENVELOPE.                                        -------------
                                                                    SEE REVERSE
                                                                         SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------


   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

         1. To elect four Directors to serve in Class II for a term of three years.

         2.  To elect one Director to serve in Class I for a term of two years.

         3. To approve The Timken Company Senior Executive Management Performance Plan.

         4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs Noble Lowndes Settlement Trustees Limited to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and
P    Larry R. Brown, and each of them, as true and lawful proxies, with full
R    power of substitution, to vote and act for the undersigned at the Annual
O    Meeting of Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber
X    Avenue, S.W., Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any
Y adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
     FOR THE TIMKEN EUROPEAN STOCK OWNERSHIP PLAN AND MAIL IN
     THE ENCLOSED ENVELOPE.                                        -------------
                                                                    SEE REVERSE
                                                                         SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------


   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

         1. To elect four Directors to serve in Class II for a term of three years.

         2. To elect one Director to serve in Class I for a term of two years.

         3. To approve The Timken Company Senior Executive Management Performance Plan.

         4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs Hill Samuel (Channel Islands) Limited to appoint
     W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R.
P    Brown, and each of them, as true and lawful proxies, with full power of
R    substitution, to vote and act for the undersigned at the Annual Meeting of
O    Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W.,
X    Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any adjournment
Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
     FOR THE TIMKEN INTERNATIONAL STOCK OWNERSHIP PLAN AND MAIL
     IN THE ENCLOSED ENVELOPE.                                     -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------

   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

         1. To elect four Directors to serve in Class II for a term of three years.

         2. To elect one Director to serve in Class I for a term of two years.

         3. To approve The Timken Company Senior Executive Management Performance Plan.

         4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
P    and each of them, as true and lawful proxies, with full power of
R    substitution, to vote and act for the undersigned at the Annual Meeting of
O    Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W.,
X    Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any adjournment
Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
     FOR THE RAIL BEARING SERVICE EMPLOYEE SAVINGS PLAN AND
     MAIL IN THE ENCLOSED ENVELOPE.                                -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------


   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

         1. To elect four Directors to serve in Class II for a term of three years.

         2. To elect one Director to serve in Class I for a term of two years.

         3. To approve The Timken Company Senior Executive Management Performance Plan.

         4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
     FOR THE MPB CORPORATION EMPLOYEES SAVINGS PLAN AND MAIL IN
     THE ENCLOSED ENVELOPE.                                        -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------


   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

         1. To elect four Directors to serve in Class II for a term of three years.

         2. To elect one Director to serve in Class I for a term of two years.

         3. To approve The Timken Company Senior Executive Management Performance Plan.

         4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
P    and each of them, as true and lawful proxies, with full power of
R    substitution, to vote and act for the undersigned at the Annual Meeting of
O    Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W.,
X    Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any adjournment
Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in

     Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR. Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
     FOR THE VOLUNTARY INVESTMENT PROGRAM FOR HOURLY EMPLOYEES
     OF LATROBE STEEL COMPANY AND MAIL IN THE ENCLOSED ENVELOPE.   -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------


   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

         1. To elect four Directors to serve in Class II for a term of three years.

         2. To elect one Director to serve in Class I for a term of two years.

         3. To approve The Timken Company Senior Executive Management Performance Plan.

         4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE OH&R INVESTMENT PLAN AND MAIL IN THE ENCLOSED ENVELOPE.
                                                                   -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------

   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

         1. To elect four Directors to serve in Class II for a term of three years.

         2. To elect one Director to serve in Class I for a term of two years.

         3. To approve The Timken Company Senior Executive Management Performance Plan.

         4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints W. R. Timken, Jr., Robert L. Leibensperger, Bill
     J. Bowling, and Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 20, 1999, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect J. Clayburn La Force, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 2002 Annual Meeting.

     ITEM 2. ELECTION OF DIRECTOR.

     Elect John A. Luke, Jr. in Class I for a term expiring at the 2001 Annual Meeting.

     ITEM 3. APPROVAL OF THE TIMKEN COMPANY SENIOR EXECUTIVE MANAGEMENT PERFORMANCE PLAN.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
     MAIL IN THE ENCLOSED ENVELOPE.                                -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 20, 1999
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000



[Map Corporate Auditorium and Visitor's Parking]



PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map Major routes to the Timken Company]

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE ITEMS.
------------------------------------------------------------------------------------------------
                  FOR  WITHHELD                                          FOR           WITHHELD
1. Election of    [ ]    [ ]         2. Elect John A. Luke, Jr. in       [ ]             [ ]
   Directors.                           Class I for a term expiring
   (see reverse)                        at the 2001 Annual Meeting.

                                     3. Approval of The Timken           FOR  AGAINST  ABSTAIN
For, except vote withheld from          Company Senior Executive         [ ]    [ ]      [ ]
the following nominee(s):               Management Performance Plan.

--------------------------------
------------------------------------------------------------------------------------------------



                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


                                        ---------------------------------------
                                        Signature(s) of Shareholder(s)     Date


                                        ---------------------------------------
                                        Signature if held jointly          Date



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------

   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 20, 1999, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

         1. To elect four Directors to serve in Class II for a term of three years.

         2. To elect one Director to serve in Class I for a term of two years.

         3. To approve The Timken Company Senior Executive Management Performance Plan.

         4. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 19, 1999, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact Kerri Weis at (330) 471-3378.



                                       LARRY R. BROWN
                                       Senior Vice President and General Counsel
February 24, 1999

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.